SCHEDULE B

TO THE JPMORGAN TRUST II DECLARATION OF TRUST

SERIES AND CLASSES

As of September 8, 2016

Non-Money Market Funds

Series	Classes

JPMorgan Core Bond Fund	A, C, Select (to be renamed I on or about 4/3/17), R6 (formerly Ultra Shares until 11/30/10), R2, R3, R4, R5

JPMorgan Core Plus Bond Fund	A, C, Select (to be renamed I on or about 4/3/17), R6 (formerly Ultra Shares until 11/30/10), R2, Institutional (to be renamed L on or about 12/1/16), R3, R4, R5

JPMorgan Intrepid Mid Cap Fund	A, C, Select (to be renamed I on or about 4/3/17), R3, R4, R6

JPMorgan Mid Cap Growth Fund (name change from JPMorgan Diversified Mid Cap Growth Fund effective 6/27/09)	A, C, Select (to be renamed I on or about 4/3/17), R2, R3, R4, R5, R6

JPMorgan Equity Income Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R3, R4, R5. R6

JPMorgan Equity Index Fund	A, C, Select (to be renamed I on or about 4/3/17), R6

JPMorgan Government Bond Fund	A, C, Select (to be renamed I on or about 4/3/17), R6 (formerly Ultra Shares until 11/30/10), R2, R3, R4

JPMorgan High Yield Fund (name changed from JPMorgan High Yield Bond Fund effective 9/14/2009)	A, C, Select (to be renamed I on or about 4/3/17), R6 (formerly Ultra Shares until 11/30/10), R2, R5

JPMorgan International Research Enhanced Equity Fund (name changed from JPMorgan International Equity Index Fund effective 6/30/14)	A, C, Select (to be renamed I on or about 4/3/17), R2

JPMorgan Investor Balanced Fund	A, C, Select (to be renamed I on or about 4/3/17)

JPMorgan Investor Conservative Growth Fund	A, C, Select (to be renamed I on or about 4/3/17)

Series	Classes

JPMorgan Investor Growth Fund	A, C, Select (to be renamed I on or about 4/3/17)

JPMorgan Investor Growth & Income Fund	A, C, Select (to be renamed I on or about 4/3/17)

JPMorgan Large Cap Growth Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R3, R4, R5, R6

JPMorgan Large Cap Value Fund	A, C, Select (to be renamed I on or about 4/3/17), R2, R5, R6

JPMorgan Market Expansion Enhanced Index Fund (name change from JPMorgan Market Expansion Index Fund effective 4/30/13)	A, C, Select (to be renamed I on or about 4/3/17), R2

JPMorgan Mortgage-Backed Securities Fund	A, C, Select (to be renamed I on or about 4/3/17), R6 (formerly Ultra Shares until 11/30/10)

JPMorgan Multi-Cap Market Neutral Fund	A, C, Select (to be renamed I on or about 4/3/17)

JPMorgan Municipal Income Fund	A, C, Select (to be renamed I on or about 4/3/17)

JPMorgan Ohio Municipal Bond Fund	A, C, Select (to be renamed I on or about 4/3/17)

JPMorgan Short Duration Bond Fund	A, C, Select (to be renamed I on or about 4/3/17), R6 (formerly Ultra Shares until 11/30/10)

JPMorgan Short-Intermediate Municipal Bond Fund (name change from JPMorgan Short Term Municipal Bond Fund effective 4/30/09)	A, C, Select (to be converted to Institutional on or about 4/3/17), Institutional (to be renamed I on or about 4/3/17

JPMorgan Small Cap Growth Fund	A, C, Select (to be renamed I on or about 4/3/17), Institutional (to be renamed L on or about 12/1/16), R2, R5, R6

JPMorgan Small Cap Value Fund	A, C, Select (to be renamed I on or about 4/3/17), R6 (formerly Ultra Shares until 11/30/10), R2, R3, R4, R5

JPMorgan Tax Free Bond Fund	A, C, Select (to be renamed I on or about 4/3/17)

JPMorgan Treasury & Agency Fund	A, C, Select (to be renamed I on or about 4/3/17)

B-2

Series	Classes

JPMorgan Limited Duration Bond Fund (name changed from JPMorgan Ultra Short Duration Bond Fund effective 8/31/09 and name change from JPMorgan Ultra Short Term Bond Fund effective 7/1/06)	A, C, Select (to be renamed I on or about 4/3/17), R6 (formerly Ultra Shares until 11/30/10)

Money Market Funds

Series	Classes

JPMorgan Liquid Assets Money Market Fund	Capital, Institutional, Agency, Premier, Investor, Morgan, Reserve, C, Service, E*TRADE

JPMorgan Municipal Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve, Service, E*TRADE, Eagle

JPMorgan U.S. Government Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, Service, Investor, Direct, Eagle, IM, E*TRADE

JPMorgan U.S. Treasury Plus Money Market Fund	Institutional, Agency, Premier, Investor, Morgan, Reserve, C, Service, Direct, Eagle, IM, Capital

B-3